UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2007

Legg Mason Partners International All Cap Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners International All Cap Opportunity Fund

Annual Report  •  October 31, 2007

What’s

Inside

Fund Objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee

Legg Mason Partners International All Cap Opportunity Fund         I

judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

Despite periods of extreme volatility, overall, the U.S. stock market produced strong results during the 12-month reporting period. After rising in six of the first seven months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then began to rally in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September and October, as the Fed lowered the federal funds rate twice. All told, the S&P 500 Indexiv returned 14.55% during the 12 months ended October 31, 2007.

International equities also generated positive results during the reporting period and outperformed their U.S. counterparts. During the 12-month period ended October 31, 2007, the MSCI EAFE Indexv returned 24.91%. As was the case in the U.S., international equities experienced periods of volatility. However, despite periods of weakness, this was not enough to overcome generally positive economic news, solid corporate profits and an overall active merger and acquisition environment.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Prior to December 28, 2006, the Fund was known as Legg Mason Partners International All Cap Growth Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent

II         Legg Mason Partners International All Cap Opportunity Fund

years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we appreciate your continued confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Legg Mason Partners International All Cap Opportunity Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite periods of extreme volatility, the international equity markets posted strong performance during the 12 months ended October 31, 2007. Over this period, the MSCI EAFE Indexi returned 24.91%.

As was the case in the U.S., during the first half of the reporting period, international equities continued the rally that began, to a great extent, in the middle of 2006. Most international markets were initially buoyed by strong corporate profits, positive economic growth and a very active merger and acquisition (M&A) environment. One notable exception was Japan, as its equity market underperformed.

It is interesting to note that, during the second half of the reporting period, there was a clear rotation away from value-oriented stocks towards growth and momentum stocks. Over this period, a credit crisis triggered by dislocations in the subprime mortgage market also rippled into the equity markets. In particular, the Financials sector was negatively impacted, as it became increasingly clear that several banks and brokerage companies had large exposures to instruments adversely affected by the issues related to the subprime market.

From an investment return perspective, U.S. investors benefited during the fiscal year from the weakening of the U.S. dollar. Returns from international securities generally increase when the dollar declines and returns are translated back into U.S. dollars, which was the case for the period.

Performance Review

For the 12 months ended October 31, 2007, Class A shares of Legg Mason Partners International All Cap Opportunity Fund, excluding sales charges, returned 18.44%. The Fund’s current unmanaged benchmark, the MSCI EAFE Index, and its former unmanaged benchmark, the MSCI EAFE Growth Indexii, returned 24.91% and 28.52%, respectively, for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned 24.10% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 119 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         1

Performance Snapshot as of October 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
International All Cap Opportunity Fund — Class A Shares	6.19%	18.44%

MSCI EAFE Index	8.19%	24.91%

MSCI EAFE Growth Index	10.98%	28.52%

Lipper International Multi-Cap Growth Funds Category Average[1]	8.25%	24.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 5.73%, Class C shares returned 5.69% and Class I shares returned 6.39% over the six months ended October 31, 2007. Excluding sales charges, Class B shares returned 17.41% and Class C shares returned 17.35% over the 12 months ended October 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance information for the 12-month period is not provided for Class I as this share class commenced operations on December 29, 2006.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.36%, 2.21%, 2.24% and 1.11%, respectively.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first two months of the reporting period, stock selection in the Industrials and Consumer Staples sectors significantly enhanced the Fund’s results. An overweight to the Industrials sector and an underweight to the Financials sector, relative to the Fund’s benchmark, also contributed positively to relative performance. Over that two month period, individual stocks that made a significant positive contribution to performance included Mettler-Toledo International Inc. in the Information Technology (“IT”) sector, Wal-Mart de Mexico S.A.B. de C.V. in the Consumer Staples sector and Grafton Group PLC, Capita Group PLC and Serco Group PLC, all in the Industrials sector.

During the last 10 months of the fiscal year, the Fund benefited from positive stock selection in the Consumer Discretionary, Health Care and Utilities sectors. Stock

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 133 funds for the six-month period and among the 119 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

2         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

selection was also positive in Canada, Hong Kong, Taiwan and Switzerland. The Fund was underweight versus its benchmark in the Financials sector, which helped performance, as did an underweight in Japan. Over the same 10 month period, the top five contributors to overall Fund performance were Hong Kong’s Cheung Kong Holdings Ltd., Finland’s Nokia Oyj, Canada’s Agrium Inc., the UK’s Vodafone Group PLC and British Sky Broadcasting Group PLC.

What were the leading detractors from performance?

A. During the first two months of the reporting period, stock selection in the Materials sector negatively impacted performance, as did an underweight to the Utilities sector and an overweight to the Health Care sector. Individual holdings that had a negative impact on Fund performance during that period included Novartis AG and Terumo Corp., both in the Health Care sector, Trend Micro Inc. in the IT sector, Rio Tinto PLC in the Materials sector and Sharp Corp. in the Consumer Discretionary sector.

During the last 10 months of the fiscal year, the Fund was negatively impacted by stock selection in the Industrials, Financials, Materials and IT sectors. It became increasingly difficult, as a disciplined value investor, to pick companies in areas of the market, such as Industrials and Materials, where market momentum became centered. On a country basis, stock selection detracted in Germany, the UK and Japan. Underweights, relative to the benchmark, to Australia and Spain also detracted from results as those countries outperformed. Over that same 10 month period, the largest detractors from overall performance were the UK’s Northern Rock and Royal Bank of Scotland Group PLC, Japan’s Mitsubishi UFJ Financial Group Inc., Canada’s Nortel and Germany’s MLP AG.

Q. Were there any significant changes to the Fund during the reporting period?

A. Brandywine Global Investment Management, LLC assumed responsibility for the day-to-day portfolio management of the Fund on December 28, 2006. We spent the month of January restructuring and repositioning the Fund. Subsequent to this restructuring, we did not make any significant shifts to its strategy. We have maintained a balanced portfolio with exposure to all sectors and many countries. We reduced the Fund’s exposure to the Financials sector as the subprime mortgage issues unfolded. We also reduced the Fund’s exposure to the highly-cyclical heavy Industrials and Materials sectors, which, in our opinion, became highly overvalued.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         3

Thank you for your investment in Legg Mason Partners International All Cap Opportunity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman Global Equities Chief Investment Officer and Portfolio Manager Brandywine Global Investment Management LLC

Sean M. Bogda, CFA Portfolio Manager Brandywine Global Investment Management LLC	Safa R. Muhtaseb, CFA Portfolio Manager Brandywine Global Investment Management LLC

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Cheung Kong Holdings Ltd. (4.3%), Vodafone Group PLC (3.2%), Diageo PLC (2.7%), Nestle SA (2.7%), Total SA (2.7%), Mitsubishi UFJ Financial Group Inc. (2.5%), British Sky Broadcasting Group PLC (2.4%), International Power PLC (2.4%), Siemens AG (2.3%) and Bayerische Motoren Werke AG (2.2%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2007 were: Financials (18.7%), Consumer Discretionary (15.5%), Industrials (12.6%), Materials (10.5%) and Information Technology (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ii

The MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.)

4         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	6.19%	$1,000.00	$1,061.90	1.38%	$7.17

Class B	5.73	1,000.00	1,057.30	2.19	11.36

Class C	5.69	1,000.00	1,056.90	2.23	11.56

Class I	6.39	1,000.00	1,063.90	1.01	5.25

(1)	For the six months ended October 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,018.25	1.38%	$7.02

Class B	5.00	1,000.00	1,014.17	2.19	11.12

Class C	5.00	1,000.00	1,013.96	2.23	11.32

Class I	5.00	1,000.00	1,020.11	1.01	5.14

(1)	For the six months ended October 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A(3)		Class B	Class C	Class I
Twelve Months Ended 10/31/07	18.44%		17.41%	17.35%	N/A

Five Years Ended 10/31/07	18.45		17.46	17.38	N/A

Ten Years Ended 10/31/07	4.19		3.34	3.29	N/A

Inception* through 10/31/07	8.04	(3)	3.39	5.69	11.22%

	With Sales Charges(4)
	Class A(3)(5)		Class B	Class C	Class I
Twelve Months Ended 10/31/07	11.60%		12.41%	16.35%	N/A

Five Years Ended 10/31/07	17.05		17.36	17.38	N/A

Ten Years Ended 10/31/07	3.57		3.34	3.29	N/A

Inception* through 10/31/07	7.74	(3)	3.39	5.69	11.22%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (10/31/97 through 10/31/07)	50.69%

Class B (10/31/97 through 10/31/07)	38.90

Class C (10/31/97 through 10/31/07)	38.26

Class I* (Inception through 10/31/07)	11.22

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Performance calculation for Class A shares includes the historical return information related to The Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class A, B, C and I shares are November 22, 1991, November 7, 1994, January 4, 1993 and December 29, 2006, respectively.

8         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners International All Cap Opportunity Fund vs. MSCI EAFE Index and MSCI EAFE Growth Index† (October 1997 —October 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1997, assuming deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.) The Indexes are unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

‡	Effective on December 28, 2006, the Fund’s benchmark changed to the MSCI EAFE Index, replacing the MSCI EAFE Growth Index. The MSCI EAFE Index universe and fundamental characteristics better reflect the composition of the Fund’s portfolio and investment strategies.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         9

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS INTERNATIONAL ALL CAP OPPORTUNITY FUND

Shares	Security	Value

COMMON STOCKS — 96.2%
Canada — 4.9%
125,100	Agrium Inc.	$7,952,607
144,700	Barrick Gold Corp.	6,385,611
900,600	Bombardier Inc.*	5,309,918

	Total Canada	19,648,136

Cayman Islands — 0.7%
110,300	Silicon Motion Technology Corp., ADR*	2,757,500

Finland — 2.0%
201,200	Nokia Oyj (a)	7,981,248

France — 12.6%
207,500	Alcatel SA (a)	2,007,280
18,300	Compagnie Generale des Etablissements Michelin, Class B Shares (a)	2,459,027
120,100	European Aeronautic Defence & Space Co. (a)	4,086,305
181,900	France Telecom SA (a)	6,719,847
68,800	Sanofi-Aventis (a)	6,045,769
69,200	Technip SA (a)	6,218,307
131,904	Total SA (a)	10,632,058
105,000	Valeo SA (a)	5,758,343
139,300	Vivendi Universal SA (a)	6,281,384

	Total France	50,208,320

Germany — 13.9%
128,200	Bayerische Motoren Werke AG (a)	8,592,513
202,000	Deutsche Telekom AG, Registered shares (a)	4,142,456
323,200	Infineon Technologies AG* (a)	4,752,615
53,800	Linde AG (a)	6,802,259
158,673	MLP AG (a)	2,106,188
41,000	MTU Aero Engines Holding AG (a)	2,510,298
170,400	Rhoen-Klinikum AG (a)	5,442,819
145,200	SAP AG (a)	7,866,091
67,000	Siemens AG (a)	9,117,427
137,700	Symrise AG* (a)	4,118,355

	Total Germany	55,451,021

Hong Kong — 4.3%
874,000	Cheung Kong Holdings Ltd. (a)	17,203,632

Ireland — 1.5%
119,000	Ryanair Holdings PLC, ADR*	5,853,610

Israel — 1.5%
132,400	Teva Pharmaceutical Industries Ltd., ADR	5,826,924

Italy — 1.0%
1,251,900	Telecom Italia SpA (a)	3,926,533

See Notes to Financial Statements.

10         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

Japan — 14.7%
80,100	Asatsu-DK Inc. (a)	$2,677,569
372	Central Japan Railway Co. (a)	3,848,473
150,600	Konami Corp. (a)	4,460,172
164,400	Millea Holdings Inc. (a)	6,479,636
1,000,300	Mitsubishi UFJ Financial Group Inc. (a)	9,971,387
1,619,000	Mizuho Investors Securities Co. Ltd. (a)	2,883,538
776,800	Nipponkoa Insurance Co., Ltd. (a)	7,113,136
121,800	Nitto Denko Corp. (a)	5,945,230
77,000	Secom Co., Ltd. (a)	3,954,698
145,000	Sony Corp. (a)	7,168,868
608,000	Tokyu Corp. (a)	3,949,747

	Total Japan	58,452,454

Netherlands — 7.3%
254,400	Aegon NV (a)	5,268,060
194,300	Koninklijke Philips Electronics NV (a)	8,057,219
98,771	Royal Dutch Shell PLC, Class A Shares (a)	4,318,348
85,400	Tele Atlas NV* (a)	3,409,678
361,500	Vedior NV, CVA (a)	8,254,890

	Total Netherlands	29,308,195

Switzerland — 6.4%
314,700	Clariant AG, Registered Shares (a)	4,042,889
66,100	Compagnie Financiere Richemont AG (a)	4,725,354
52,800	Lonza Group AG, Registered Shares (a)	6,163,683
23,302	Nestle SA, Registered Shares (a)	10,765,464

	Total Switzerland	25,697,390

Taiwan — 2.1%
322,798	Advanced Semiconductor Engineering Inc., ADR	1,943,243
309,079	Siliconware Precision Industries Co., ADR	3,579,135
793,863	United Microelectronics Corp., ADR	2,992,865

	Total Taiwan	8,515,243

Thailand — 0.4%
454,800	Bangkok Bank Public Co., Ltd., NVDR (a)	1,689,613

United Kingdom — 22.9%
181,400	Admiral Group PLC (a)	3,900,578
86,800	Amdocs Ltd.*	2,985,920
66,885	Anglo American PLC (a)	4,613,223
488,936	Barclays PLC (a)	6,198,902
428,600	BP PLC (a)	5,567,773
597,200	Brit Insurance Holdings PLC (a)	4,041,696
665,600	British Sky Broadcasting Group PLC (a)	9,425,273
475,900	Diageo PLC (a)	10,900,004
289,600	GlaxoSmithKline PLC (a)	7,462,375
920,900	International Power PLC (a)	9,389,083
707,300	Royal Bank of Scotland Group PLC (a)	7,624,249
2,422,306	Signet Group PLC (a)	4,560,597

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         11

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

United Kingdom — 22.9% (continued)
246,100	Trinity Mirror PLC (a)	$2,059,930
3,255,862	Vodafone Group PLC (a)	12,830,301

	Total United Kingdom	91,559,904

	TOTAL COMMON STOCKS (Cost — $334,691,013)	384,079,723

PREFERRED STOCKS — 1.8%
Germany — 1.8%
138,300	Henkel KGaA (a) (Cost — $6,918,890)	7,072,822

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $341,609,903)	391,152,545

Face Amount
SHORT-TERM INVESTMENT — 1.9%
Repurchase Agreement — 1.9%
$7,560,000	State Street Bank & Trust Co., dated 10/31/07, 4.070% due 11/1/07; Proceeds at maturity — $7,560,855; (Fully collateralized by U.S. Treasury Bonds, 6.250% due 8/15/23; Market value — $7,712,799) (Cost — $7,560,000)	7,560,000

	TOTAL INVESTMENTS — 99.9% (Cost — $349,169,903#)	398,712,545
	Other Assets in Excess of Liabilities — 0.1%	510,181

	TOTAL NET ASSETS — 100.0%	$399,222,726

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1)

#	Aggregate cost for federal income tax purposes is $349,289,743.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
NVDR	— Non-Voting Depositary Receipt

Summary of Investments by Sector** (unaudited)

Financials	18.7%
Consumer Discretionary	15.5
Industrials	12.6
Materials	10.5
Information Technology	10.4
Consumer Staples	8.2
Telecommunication Services	6.9
Energy	6.7
Health Care	6.2
Utilities	2.4
Short-Term Investment	1.9

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2007 and subject to change.

See Notes to Financial Statements.

12         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $349,169,903)	$398,712,545
Foreign currency, at value (Cost — $229,108)	231,901
Cash	770
Receivable for securities sold	3,079,715
Dividends and interest receivable	671,223
Receivable for Fund shares sold	295,711
Receivable for open currency contract	34
Prepaid expenses	30,701

Total Assets	403,022,600

LIABILITIES:
Payable for securities purchased	2,846,751
Payable for Fund shares repurchased	294,289
Investment management fee payable	280,609
Distribution fees payable	96,984
Deferred foreign capital gains	33,548
Trustees’ fees payable	3,390
Payable for open currency contract	887
Accrued expenses	243,416

Total Liabilities	3,799,874

Total Net Assets	$399,222,726

NET ASSETS:
Par value (Note 6)	$253
Paid-in capital in excess of par value	240,298,448
Undistributed net investment income	4,589,033
Accumulated net realized gain on investments and foreign currency transactions	104,779,951
Net unrealized appreciation on investments and foreign currencies	49,555,041	(1)

Total Net Assets	$399,222,726

Shares Outstanding:
Class A	9,097,123

Class B	1,331,439

Class C	4,222,131

Class I	10,673,160

Net Asset Value:
Class A (and redemption price)	$16.12

Class B *	$14.77

Class C *	$14.30

Class I (and redemption price)	$16.16

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)**	$17.10

(1)	Net of deferred foreign capital gains tax of $33,548.

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         13

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Dividends	$9,658,314
Interest	489,988
Less: Foreign taxes withheld	(756,711)

Total Investment Income	9,391,591

EXPENSES:
Investment management fee (Note 2)	2,940,479
Distribution fees (Notes 2 and 4)	1,157,400
Transfer agent fees (Note 4)	281,220
Legal fees	184,514
Custody fees	112,875
Shareholder reports (Note 4)	80,873
Registration fees	57,880
Audit and tax	42,507
Trustees’ fees	42,101
Restructuring and reorganization fees (Note 11)	20,279
Insurance	5,088
Miscellaneous expenses	9,832

Total Expenses	4,935,048
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(6,947)

Net Expenses	4,928,101

Net Investment Income	4,463,490

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	107,531,940
Foreign currency transactions	(53,445)

Net Realized Gain	107,478,495

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(57,668,493)	(1)
Foreign currencies	37,851

Change in Net Unrealized Appreciation/Depreciation	(57,630,642)

Net Gain on Investments and Foreign Currency Transactions	49,847,853

Increase in Net Assets From Operations	$54,311,343

(1)	Net of change in deferred foreign capital gains tax of $33,548.

See Notes to Financial Statements.

14         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$4,463,490	$462,240
Net realized gain	107,478,495	15,996,369
Change in net unrealized appreciation/depreciation	(57,630,642)	28,722,641

Increase in Net Assets From Operations	54,311,343	45,181,250

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,370,034)	(2,284,589)
Net realized gains	(15,994,636)	(33,761,173)

Decrease in Net Assets From Distributions to Shareholders	(18,364,670)	(36,045,762)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	208,453,372	29,242,675
Reinvestment of distributions	17,389,822	33,934,498
Cost of shares repurchased	(75,570,109)	(61,744,947)

Increase in Net Assets From Fund Share Transactions	150,273,085	1,432,226

Increase in Net Assets	186,219,758	10,567,714
NET ASSETS:
Beginning of year	213,002,968	202,435,254

End of year*	$399,222,726	$213,002,968

* Includes undistributed (overdistributed) net investment income of:	$4,589,033	$(223,234)

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         15

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$14.84		$14.31	$13.15	$11.58	$9.79

Income From Operations:
Net investment income	0.18		0.08	0.07	0.04	0.08
Net realized and unrealized gain	2.38		3.00	2.04	1.62	1.71

Total Income From Operations	2.56		3.08	2.11	1.66	1.79

Less Distributions From:
Net investment income	(0.20)		(0.18)	(0.03)	(0.09)	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.28)		(2.55)	(0.95)	(0.09)	—

Net Asset Value, End of Year	$16.12		$14.84	$14.31	$13.15	$11.58

Total Return(3)	18.44%		24.75%	16.64%	14.40%	18.28%

Net Assets, End of Year (000s)	$146,658		$133,978	$126,778	$124,740	$124,187

Ratios to Average Net Assets:
Gross expenses	1.36	%(4)	1.38%	1.39%	1.36%	1.30%
Net expenses	1.36	(4)(5)	1.36 (5)	1.39	1.31 (5)	1.30
Net investment income	1.20		0.55	0.54	0.33	0.81

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.35% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$13.70		$13.39	$12.43	$10.97	$9.35

Income (Loss) From Operations:
Net investment income (loss)	0.04		(0.04)	(0.04)	(0.06)	0.00 (3)
Net realized and unrealized gain	2.19		2.79	1.92	1.54	1.62

Total Income From Operations	2.23		2.75	1.88	1.48	1.62

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	(0.02)	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	(0.02)	—

Net Asset Value, End of Year	$14.77		$13.70	$13.39	$12.43	$10.97

Total Return(4)	17.41%		23.72%	15.64%	13.46%	17.33%

Net Assets, End of Year (000s)	$19,665		$21,429	$22,560	$26,168	$36,988

Ratios to Average Net Assets:
Gross expenses	2.22	%(5)	2.23%	2.22%	2.18%	2.04%
Net expenses	2.21	(5)(6)	2.22 (6)	2.22	2.14 (6)	2.04
Net investment income (loss)	0.31		(0.32)	(0.28)	(0.53)	0.01

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.20% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares(1)	2007		2006(2)	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$13.31		$13.07	$12.17	$10.73	$9.16

Income (Loss) From Operations:
Net investment income (loss)	0.04		(0.04)	(0.05)	(0.07)	(0.02)
Net realized and unrealized gain	2.11		2.72	1.87	1.51	1.59

Total Income From Operations	2.15		2.68	1.82	1.44	1.57

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	—	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	—	—

Net Asset Value, End of Year	$14.30		$13.31	$13.07	$12.17	$10.73

Total Return(3)	17.35%		23.76%	15.47%	13.42%	17.14%

Net Assets, End of Year (000s)	$60,392		$57,596	$53,097	$51,499	$53,177

Ratios to Average Net Assets:
Gross expenses	2.23	%(4)	2.26%	2.33%	2.31%	2.24%
Net expenses	2.23	(4)(5)	2.23 (5)	2.33	2.25 (5)	2.24
Net investment income (loss)	0.33		(0.32)	(0.39)	(0.62)	(0.17)

Portfolio Turnover Rate	103%		8%	14%	22%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.22% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Class I Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$14.53

Income From Operations:
Net investment income	0.25
Net realized and unrealized gain	1.38

Total Income From Operations	1.63

Net Asset Value, End of Period	$16.16

Total Return(3)	11.22%

Net Assets, End of Period (000s)	$172,508

Ratios to Average Net Assets:
Gross expenses	1.19	%(4)(5)
Net expense	1.19	(4)(5)(6)
Net investment income	2.46	(4)

Portfolio Turnover Rate	103%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (inception date) to October 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fee that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.19% (Note 11)

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners World Funds, Inc., a Maryland corporation registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized

20         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Notes to Financial Statements (continued)

gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2007, there were $33,548 of deferred capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$20,279	—	$(20,279)
(b)	2,698,532	$(2,698,532)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. Effective December 28, 2006, Brandywine replaced ClearBridge Advisors, LLC as the Fund’s subadviser. LMPFA, Brandywine and ClearBridge Advisors, LLC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

22         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Notes to Financial Statements (continued)

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $6,947.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2007, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$21,000	$2,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$476,172,357

Sales	343,372,403

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,243,209
Gross unrealized depreciation	(12,820,407)

Net unrealized appreciation	$49,422,802

At October 31, 2007, the Fund had open foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	1,284,007	$1,857,665	11/5/07	$(887)
Pound Sterling	58,218	120,925	11/5/07	34

Net Unrealized Loss on Open Foreign Currency Contracts				$(853)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$352,560	$124,526	$46,146
Class B	204,723	34,836	11,131
Class C	600,117	121,675	22,356
Class I*	—	183	1,240

Total	$1,157,400	$281,220	$80,873

*	For the period December 29, 2006 (inception date) to October 31, 2007.

24         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Investment Income
Class A	$1,867,096	$1,799,305
Class B	127,156	140,365
Class C	375,782	344,919

Total	$2,370,034	$2,284,589

Net Realized Gains
Class A	$9,696,285	$20,442,936
Class B	1,650,037	3,868,028
Class C	4,648,314	9,450,209

Total	$15,994,636	$33,761,173

6.	Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 27, 2007, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,546,911	$23,159,008	1,028,401	$14,305,584
Shares issued on reinvestment	760,213	10,896,431	1,639,981	20,835,654
Shares repurchased	(2,235,999)	(33,537,273)	(2,501,668)	(34,348,045)

Net Increase	71,125	$518,166	166,714	$793,193

Class B
Shares sold	280,218	$3,881,296	238,625	$3,047,821
Shares issued on reinvestment	125,642	1,648,450	315,379	3,697,784
Shares repurchased	(638,694)	(8,817,750)	(674,613)	(8,640,639)

Net Decrease	(232,834)	$(3,288,004)	(120,609)	$(1,895,034)

Class C
Shares sold	1,027,887	$13,739,811	952,464	$11,889,270
Shares issued on reinvestment	381,179	4,844,941	825,051	9,401,060
Shares repurchased	(1,515,020)	(20,292,056)	(1,510,480)	(18,756,263)

Net Increase (Decrease)	(105,954)	$(1,707,304)	267,035	$2,534,067

Class I*
Shares sold	11,529,694	$167,673,257	—	—
Shares repurchased	(856,534)	(12,923,030)	—	—

Net Increase	10,673,160	$154,750,227	—	—

*	For the period December 29, 2006 (inception date) to October 31, 2007

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions from long-term capital gains:

Record Date Payable Date	Class A	Class B	Class C	Class I
12/12/07 12/13/07	$4.17208	$4.17208	$4.17208	$4.17208

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$2,370,037	$3,863,287
Net Long-term Capital Gains	15,994,633	32,182,475

Total Distributions Paid	$18,364,670	$36,045,762

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,632,472
Undistributed long-term capital gains — net	104,866,242

Total undistributed earnings	$109,498,714
Other book/tax temporary differences(a)	(43,439)
Unrealized appreciation/(depreciation)(b)	49,468,750

Total accumulated earnings/(losses) — net	$158,924,025

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to

26         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Notes to Financial Statements (continued)

continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint.

The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

28         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Notes to Financial Statements (continued)

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

30         Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners International All Cap Opportunity Fund (formerly Legg Mason Partners International All Cap Growth Fund), a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners World Funds, Inc.) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners International All Cap Opportunity Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

Legg Mason Partners International All Cap Opportunity Fund 2007 Annual Report         31

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners International All Cap Opportunity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

32         Legg Mason Partners International All Cap Opportunity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

Legg Mason Partners International All Cap Opportunity Fund         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

34         Legg Mason Partners International All Cap Opportunity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Legg Mason Partners International All Cap Opportunity Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2007	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

36         Legg Mason Partners International All Cap Opportunity Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	12/07/2006	12/26/2006
Payable Date:	12/08/2006	12/27/2006

Ordinary Income:
Qualified Dividend Income for Individuals	—	100.00%

Foreign Source Income	—	68.48	%*

Foreign Taxes Paid Per Share	—	$0.016113

Long-Term Capital Gain Dividend	$1.083917	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Partners International All Cap Opportunity Fund         37

Legg Mason Partners International All Cap Opportunity Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Brandywine Global Investment Management, LLC

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Partners International All Cap Opportunity Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERNATIONAL ALL CAP OPPORTUNITY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners International All Cap Opportunity Fund but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD01936 12/07	SR07-479

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2006 and September 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,600 in 2006 and $49,200 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $9,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $13,100 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trustor to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: January 4, 2008